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                                                                EXHIBIT 32.2


                CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
                     PURSUANT TO 18 U.S.C. SECTION 1350,
                           AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the accompanying quarterly report of Falcon Products, Inc. (the "Company") on Form 10-Q for the period ended January 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David L. Morley, President and Chief Operating Officer (acting Chief Financial Officer) of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 15, 2004                   /s/ David L. Morley
                                       -------------------
                                       David L. Morley
                                       President and Chief Operating Officer
                                           (acting Chief Financial Officer)